                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                     FORM 8-K/A

                                  AMENDMENT NO. 1


                                   CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 1, 1997


                           COMMISSION FILE NUMBER 0-12853


                        ELECTRO SCIENTIFIC INDUSTRIES, INC.



              OREGON                                 93-0370304
    (STATE OR OTHER JURISDICTION         (IRS EMPLOYER IDENTIFICATION  NO.)
          OF INCORPORATION)



   13900 N.W. SCIENCE PARK DRIVE, PORTLAND, OREGON         97229
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (503) 641-4141

Item 2.  Acquisition or Disposition of Assets

On December 1, 1997, Electro Scientific Industries, Inc. (the "Company") acquired Applied Intelligent Systems, Inc. ( "AISI") by means of a merger (the "Merger") of Asteroid Merger Corp., a wholly owned subsidiary of the Company, with and into AISI. AISI, a privately held Michigan corporation, provides machine vision solutions for automated process control and visual inspection for the assembly of computer chips and electronic printed circuit boards. The Company issued 1,125,681 shares of its Common Stock to the shareholders of AISI, as merger consideration in the transaction. The Company also assumed options held by certain AISI employees, providing for the issuance of up to 274,319 shares of Company Common Stock. AISI will operate as a wholly owned subsidiary of the Company.

Item 7.  Financial Statements and Exhibits

          (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Financial statements of AISI are not filed because none of the conditions specified in Rule 1-02 (w) of Regulation S-X exceeds 20 percent.

          (b) RESTATED FINANCIAL STATEMENTS OF THE COMPANY. Pages 3 - 7 of this Form 8-K/A Amendment No. 1 contain Consolidated Financial Statements of the Company that have been restated to give retroactive effect to the Merger which has been accounted for as a pooling of interests.

         (c)   EXHIBITS

               2.1 Agreement of Reorganization and Merger, dated December 1, 1997, by and among the Company, AISI, and Asteroid Merger Corp. Included as an exhibit to the original Current Report on Form 8-K dated December 1, 1997, as filed on December 12, 1997.

               23.1 Consent of Independent Public Accountants.

                      ELECTRO SCIENTIFIC INDUSTRIES, INC. AND SUBSIDIARIES
                          SUPPLEMENTAL CONSOLIDATED BALANCE SHEETS
                                         ASSETS
                                     (IN THOUSANDS)



                                                                                                        MAY 31
                                                                                                ------------------------
                                                                            NOVEMBER 30, 1997*      1997           1996
                                                                            ------------------  ---------      ----------
 CURRENT ASSETS:
     Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . .       $  15,685      $  20,315       $ 20,372
     Securities available for sale . . . . . . . . . . . . . . . . . . . .          29,231         27,860         18,363
                                                                                 ----------     ----------      ---------
              Total cash and securities. . . . . . . . . . . . . . . . . .          44,916         48,175         38,735

     Trade receivables, less allowance for doubtful accounts of  $584,
      $377 and $489 at November 30, 1997 and May 31, 1997 and 1996                  56,391         54,321         45,094
     Inventories -
          Finished goods . . . . . . . . . . . . . . . . . . . . . . . . .           8,297          5,726          3,911
          Work-in-process. . . . . . . . . . . . . . . . . . . . . . . . .          12,168          6,952          7,211
          Raw materials and purchased parts. . . . . . . . . . . . . . . .          24,994         22,345         23,218
                                                                                 ----------     ----------      ---------

              Total inventories. . . . . . . . . . . . . . . . . . . . . .          45,459         35,023         34,340

     Deferred income taxes . . . . . . . . . . . . . . . . . . . . . . . .           3,966          3,966          4,347
     Other current assets. . . . . . . . . . . . . . . . . . . . . . . . .           2,123            675            866
                                                                                 ----------     ----------      ---------

              Total current assets . . . . . . . . . . . . . . . . . . . .         152,855        142,160        123,382


PROPERTY AND EQUIPMENT, AT COST. . . . . . . . . . . . . . . . . . . . . .          53,699         46,236         44,308
     Less-Accumulated depreciation . . . . . . . . . . . . . . . . . . . .         (29,364)       (27,203)       (24,897)
                                                                                 ----------     ----------      ---------
              Net property and equipment . . . . . . . . . . . . . . . . .          24,335         19,033         19,411


DEFERRED INCOME TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . .           4,042          1,042          1,137

OTHER ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           9,028          5,115          4,602
                                                                                 ----------     ----------      ---------
                                                                                 $ 190,260      $ 167,350       $148,532
                                                                                 ----------     ----------      ---------


                                    LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  10,880      $   8,269       $  7,022
  Accrued liabilities -
          Payroll related. . . . . . . . . . . . . . . . . . . . . . . . .           4,394          4,749          4,090
          Commissions. . . . . . . . . . . . . . . . . . . . . . . . . . .           3,511          2,241          2,001
          Warranty reserve . . . . . . . . . . . . . . . . . . . . . . . .           2,282          1,870          1,405
          Income taxes . . . . . . . . . . . . . . . . . . . . . . . . . .            (876)         1,215          3,150
          Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,067          1,645          4,210
                                                                                 ----------     ----------      ---------
              Total accrued liabilities. . . . . . . . . . . . . . . . . .          11,378         11,720         14,856
  Deferred revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,370            666            488
                                                                                 ----------     ----------      ---------
              Total current liabilities  . . . . . . . . . . . . . . . . .          23,628         20,655         22,366
                                                                                 ----------     ----------      ---------

SHAREHOLDERS' EQUITY:
     Preferred stock, without par value; 1,000 shares authorized;
      no shares issued  . . . . . . . . . . . . . . . . . . . . . . . . .             --              --             --
     Common stock, without par value; 40,000 shares authorized;
      11,081, 10,560 and 10,419 shares issued and outstanding
      at November 30, 1997 and May 31, 1997 and 1996. . . . . . . . . . .           96,567         81,423          79,576
     Retained earnings. . . . . . . . . . . . . . . . . . . . . . . . . .           70,065         65,272          46,590
                                                                                 ----------     ----------      ---------
        Total shareholders' equity. . . . . . . . . . . . . . . . . . . .          166,632        146,695         126,166
                                                                                 ----------     ----------      ---------
                                                                                  $190,260       $167,350        $148,532
                                                                                 ----------     ----------      ---------

          The accompanying notes are an integral part of these statements.

*Unaudited

                         ELECTRO SCIENTIFIC INDUSTRIES, INC. AND SUBSIDIARIES
                            SUPPLEMENTAL CONSOLIDATED STATEMENTS OF INCOME
                                (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                        SIX MONTHS ENDED
                                                    -----------------------
                                                          NOVEMBER 30,                       YEAR ENDED MAY 31,
                                                    -----------------------      ---------------------------------------
                                                      1997*          1996*          1997           1996          1995
                                                    ---------      --------      ---------      ---------      ---------

Net sales  . . . . . . . . . . . . . . . . . . . .  $116,991        $80,078       $180,035       $189,439       $130,736

Cost of sales. . . . . . . . . . . . . . . . . . .    52,150         36,903         83,926         86,065         60,422
                                                    ---------      ---------      ---------      ---------      ---------

     Gross margin. . . . . . . . . . . . . . . . .    64,841         43,175         96,109        103,374         70,314


Operating expenses:

     Selling, service and administrative . . . . .    28,272         20,486         43,359         46,230         33,522

     Research, development and engineering . . . .    13,818         11,080         22,675         21,517         17,862

   Acquired in-process research and development
   and merger related expenses . . . . . . . . . .    11,124              0              0          6,000              0
                                                    ---------      ---------      ---------      ---------      ---------

     Total operating expenses. . . . . . . . . . .    53,214         31,566         66,034         73,747         51,384
                                                    ---------      ---------      ---------      ---------      ---------

Operating income . . . . . . . . . . . . . . . . .    11,627         11,609         30,075         29,627         18,930

Interest income .. . . . . . . . . . . . . . . . .       910            737          1,516          1,280            510

Other income (expense), net. . . . . . . . . . . .       324           (867)          (664)          (789)           107
                                                    ---------      ---------      ---------      ---------      ---------

Income before income taxes . . . . . . . . . . . .    12,861         11,479         30,927         30,118         19,547

Provision for income taxes . . . . . . . . . . . .     6,804          5,391         11,468          9,711          4,766
                                                    ---------      ---------      ---------      ---------      ---------

Net income . . . . . . . . . . . . . . . . . . . .  $  6,057       $  6,088      $  19,459        $20,407        $14,781
                                                    ---------      ---------      ---------      ---------      ---------

Net income  per share. . . . . . . . . . . . . . .   $  0.55        $  0.58        $  1.85        $  1.96        $  1.58
                                                    ---------      ---------      ---------      ---------      ---------

Weighted average number of shares
     used in computing per share amounts . . . . .    11,022         10,488         10,499         10,432          9,336

            The accompanying notes are an integral part of these statements.

*Unaudited

                 ELECTRO SCIENTIFIC INDUSTRIES, INC. AND SUBSIDIARIES SUPPLEMENTAL CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                             (IN THOUSANDS)

                                                                        COMMON STOCK
                                                                    ----------------------
                                                                    NUMBER OF                    RETAINED
                                                                     SHARES         AMOUNT       EARNINGS         TOTAL
                                                                   ---------     ----------      ---------      --------

BALANCE AT MAY 31, 1994, as previously reported. . . . . . . . .      7,120        $22,247       $ 31,312        $53,559
   Adjustments for AISI, Inc. Pooling-of-Interests . . . . . . .      1,023         23,343        (19,987)         3,356
                                                                    --------      ---------      ---------      ---------
BALANCE AT MAY 31, 1994, adjusted. . . . . . . . . . . . . . . .      8,143        $45,590        $11,325        $56,915
   Net income. . . . . . . . . . . . . . . . . . . . . . . . . .         --             --         14,781         14,781
   Non-employee directors stock incentive plan . . . . . . . . .         --             19             --             19
   Stock plans:
       Employee stock plans. . . . . . . . . . . . . . . . . . .        268          2,233             --          2,233
       Tax benefit of stock options exercised. . . . . . . . . .         --          1,068             --          1,068
   Shares issued for acquisitions. . . . . . . . . . . . . . . .        333          1,939             --          1,939
   Shares issued in stock offering . . . . . . . . . . . . . . .      1,380         22,535             --         22,535
   Unrealized gain on securities . . . . . . . . . . . . . . . .         --             --             60             60
   Cumulative translation adjustment . . . . . . . . . . . . . .         --             --          1,655          1,655
                                                                    --------      ---------      ---------      ---------

BALANCE AT MAY 31, 1995. . . . . . . . . . . . . . . . . . . . .     10,124         73,384         27,821        101,205
   Net income. . . . . . . . . . . . . . . . . . . . . . . . . .         --             --         20,407         20,407
   Stock plans:
       Employee stock plans. . . . . . . . . . . . . . . . . . .         99            870             --            870
       Tax benefit of stock options exercised. . . . . . . . . .         --            540             --            540
   Shares issued for acquisitions. . . . . . . . . . . . . . . .        196          4,782             --          4,782
   Unrealized loss on securities . . . . . . . . . . . . . . . .         --             --            (42)           (42)
   Cumulative translation adjustment . . . . . . . . . . . . . .         --             --         (1,596)        (1,596)
                                                                    --------      ---------      ---------      ---------
BALANCE AT MAY 31, 1996. . . . . . . . . . . . . . . . . . . . .     10,419         79,576         46,590        126,166
   Net income. . . . . . . . . . . . . . . . . . . . . . . . . .         --             --         19,459         19,459
   Adjustment to align Chip Star, Inc. fiscal year with May 31 .         --             --           (325)          (325)
   Stock plans:
       Employee stock plans. . . . . . . . . . . . . . . . . . .        141          1,286             --          1,286
       Tax benefit of stock options exercised. . . . . . . . . .         --            561             --            561
   Unrealized loss on securities . . . . . . . . . . . . . . . .         --             --            (19)           (19)
   Cumulative translation adjustment . . . . . . . . . . . . . .         --             --           (433)          (433)
                                                                    --------      ---------      ---------      ---------

BALANCE AT MAY 31, 1997. . . . . . . . . . . . . . . . . . . . .     10,560         81,423         65,272        146,695
   Net income. . . . . . . . . . . . . . . . . . . . . . . . . .         --             --          6,057          6,057
   Adjustment to align AISI. fiscal year with May 31 . . . . . .         --             --           (565)          (565)
   Stock plans:
       Employee stock plans. . . . . . . . . . . . . . . . . . .        174          3,280             --          3,280
   Shares issued for acquisitions. . . . . . . . . . . . . . . .        347         11,864             --         11,864
   Cumulative translation adjustment . . . . . . . . . . . . . .         --             --           (699)          (699)
                                                                    --------      ---------      ---------      ---------

BALANCE AT NOVEMBER 30, 1997*. . . . . . . . . . . . . . . . . .     11,081         96,567        $70,065       $166,632
                                                                    --------      ---------      ---------      ---------

               The accompanying notes are an integral part of these statements.

*Unaudited

                   ELECTRO SCIENTIFIC INDUSTRIES, INC. AND SUBSIDIARIES
                          SUPPLEMENTAL CONSOLIDATED STATEMENTS OF
        SHAREHOLDERS' EQUITY SUPPLEMENTAL CONSOLIDATED STATEMENTS OF CASH FLOWS
                                (IN THOUSANDS)


                                                                                SIX MONTHS ENDED
                                                                             ---------------------
                                                                                   NOVEMBER 30,            YEAR ENDED MAY 31,
                                                                             ---------------------    ----------------------------
                                                                                1997*      1996*       1997       1996      1995
                                                                             --------   --------    -------   --------   --------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  6,057   $  6,088    $19,459    $20,407   $14,781
   Adjustment to align Chip Star, Inc. fiscal year with May 31 . . . . . .         --         --       (325)        --        --
   Adjustment to align AISI, Inc. fiscal year with May 31. . . . . . . . .       (565)        --         --         --        --
   Adjustments to reconcile net income to cash provided by (used in)
      operating activities:
           Acquired in-process research and development and merger
              related expenses . . . . . . . . . . . . . . . . . . . . . .     11,124         --       --        6,000        --
           Depreciation and amortization . . . . . . . . . . . . . . . . .      2,803      2,077      4,043      3,830     3,193
           Other non-cash charges (credits). . . . . . . . . . . . . . . .         --        157        156         52      (643)
           Deferred income taxes . . . . . . . . . . . . . . . . . . . . .         --         --        476     (1,470)   (2,326)
   Changes in operating accounts:
           Increase in trade receivables . . . . . . . . . . . . . . . . .       (640)    (6,296)   (11,862)    (4,347)  (17,379)
           (Increase) decrease in inventories. . . . . . . . . . . . . . .     (5,453)    (1,725)        83     (3,682)   (4,787)
           (Increase) decrease in other current assets . . . . . . . . . .     (1,348)     1,560      1,846     (1,851)     (232)
           Decrease in current liabilities . . . . . . . . . . . . . . . .     (4,661)    (3,270)    (1,031)    (3,470)    7,380
                                                                             ---------  ---------   --------  ---------  --------
   Net cash provided (used in) by operating activities . . . . . . . . . .      7,317     (1,409)    12,845     15,469       (13)
                                                                             ---------  ---------   --------  ---------  --------
CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of XRL subsidiary, net of cash acquired (1). . . . . . . . . .         --         --         --       (492)       --
   Purchase of CLS subsidiary, net of cash acquired (2). . . . . . . . . .         --         --         --         --      (707)
   Purchase of property and equipment. . . . . . . . . . . . . . . . . . .     (6,766)    (2,221)    (4,599)    (5,263)   (3,998)
   Proceeds from the sale of property and equipment. . . . . . . . . . . .         --         --         --         --       648
   Purchase of securities. . . . . . . . . . . . . . . . . . . . . . . . .    (12,871)   (25,191)   (42,316)   (30,986)  (20,950)
   Proceeds from sales of securities and maturing securities . . . . . . .     11,500     20,800     32,800     29,850     4,000
   (Increase) decrease in other assets . . . . . . . . . . . . . . . . . .        (37)      (662)      (840)        37    (1,499)
                                                                             ---------  ---------   --------  ---------  --------

   Net cash used in investing activities . . . . . . . . . . . . . . . . .     (8,174)    (7,274)   (14,955)    (6,854)  (22,506)
                                                                             ---------  ---------   --------  ---------  --------

CASH FLOWS FROM FINANCING ACTIVITIES
   Repayments of Dynamotion subsidiary debt (3). . . . . . . . . . . . . .     (6,979)        --         --         --        --
   Net (repayments) borrowings of AISI subsidiary. . . . . . . . . . . . .        (74)       (42)       206     (1,210)    1,364
   Payments to retire other debt . . . . . . . . . . . . . . . . . . . . .         --         --         --         --    (1,383)
   Proceeds from secondary stock offering. . . . . . . . . . . . . . . . .         --         --         --         --    22,535
   Proceeds from exercise of stock options and stock plans and
   related tax benefits. . . . . . . . . . . . . . . . . . . . . . . . . .      3,280        269      1,847      1,410     3,301
                                                                             ---------  ---------   --------  ---------  --------
   Net cash (used in) provided by financing activities . . . . . . . . . .     (3,773)       227      2,053        200    25,817
                                                                             ---------  ---------   --------  ---------  --------
NET CHANGE IN CASH AND CASH EQUIVALENTS. . . . . . . . . . . . . . . . . .     (4,630)    (8,456)       (57)     8,815     3,298
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD . . . . . . . . . . . . .     20,315     20,372     20,372     11,557     8,259
                                                                             ---------  ---------   --------  ---------  --------
CASH AND CASH EQUIVALENTS AT END OF PERIOD . . . . . . . . . . . . . . . .    $15,685    $11,916    $20,315    $20,372   $11,557
                                                                             ---------  ---------   --------  ---------  --------
                                                                             ---------  ---------   --------  ---------  --------

      The accompanying notes are an integral part of these statements.

*Unaudited



(1)   Acquisition of XRL subsidiary:

      Assets less liabilities acquired, net of cash acquired . . . . . . .    $(5,073)
      Issuance of common stock . . . . . . . . . . . . . . . . . . . . . .      4,581
                                                                             ---------
      Net cash used to acquire business. . . . . . . . . . . . . . . . . .    $  (492)
                                                                             ---------



(2)   Acquisition of Chicago Laser subsidiary:

      Assets less liabilities acquired, net of cash acquired . . . . . . .    $(2,646)
      Issuance of common stock . . . . . . . . . . . . . . . . . . . . . .      1,939
                                                                             ---------
      Net cash used to acquire business. . . . . . . . . . . . . . . . . .    $  (707)
                                                                             ---------

(3)   Acquisition of Dynamotion subsidiary:

      Assets less liabilities acquired, net of cash. . . . . . . . . . . .   $(11,950)
      Issuance of common stock and common stock options. . . . . . . . . .     11,950
                                                                             ---------
      Net cash used to acquire business. . . . . . . . . . . . . . . . . .   $      0
                                                                             ---------
                                                                             ---------



Cash payments for interest were not significant for the six months ended November 30, 1997 and 1996, or the years ended May 31, 1997, 1996 and 1995.

              NOTES TO SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS
                       (IN THOUSANDS, EXCEPT PER SHARE DATA)

BUSINESS ENVIRONMENT

     The accompanying supplemental consolidated financial statements include the accounts of Electro Scientific Industries, Inc. and its subsidiaries (the Company), all of which are wholly owned. The Company designs and manufactures sophisticated products used around the world in electronics manufacturing including: laser manufacturing systems for semiconductor yield improvement, production and test equipment for the manufacture of surface mount ceramic capacitors, circuit fine tuning systems, precision laser and mechanical electronic packaging production systems and machine vision systems. The Company serves the global electronics market from its headquarters in Portland, Oregon and through subsidiaries located in the United States, Europe and Asia.

CONCENTRATIONS OF CREDIT RISK

     The Company uses financial instruments that potentially subject it to concentrations of credit risk. Such instruments include cash equivalents, securities held for sale, trade receivables and financial instruments used in hedging activities. The Company invests its cash in cash deposits, money market funds, commercial paper, certificates of deposit and readily marketable debt securities. The Company places its investments with high credit quality financial institutions and limits the credit exposure from any one institution or instrument. To date, the Company has not experienced losses on any of these investments. The Company sells a significant portion of its products to a small number of electronics manufacturers: 45.0% of fiscal 1997 revenues were derived from ten customers. The Company's operating results could be adversely affected if the financial condition and operations of these key customers decline.

CONCENTRATIONS OF OTHER RISKS

     The Company's operations involve a number of other risks and uncertainties including but not limited to the cyclicality of the electronics market, rapidly changing technology, international operations and hedging exposures.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

     All material intercompany accounts and transactions have been eliminated.

INTERIM FINANCIAL INFORMATION

     The interim consolidated financial statements included herein have been prepared, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the management of the Company believes that the disclosures are adequate to make the information presented not misleading. Interim financial statements are by necessity somewhat tentative; judgments are used to estimate interim amounts for items that are normally determinable only on an annual basis. For example, the effective income tax rate is based on estimates of annual amounts of taxable income, tax credits and other factors.

     The interim period information included herein reflects all adjustments which are, in the opinion of the management of the Company, necessary for a fair statement of the results of the respective interim periods. Results of operations for interim periods are not necessarily indicative of results to be expected for an entire year.

BASIS OF PRESENTATION

     In June, 1997, ESI merged with Chip Star, Inc. (Chip Star), a privately-held company based in San Marcos, California. Chip Star produces capital equipment for producers of surface mount ceramic capacitors. Consideration paid to Chip Star was 700 shares of ESI stock. The merger was accounted for as a pooling-of-interests. Accordingly, all financial statements and footnote data have been restated.

     In December 1997, ESI merged with AISI, a privately-held company based in Ann Arbor, Michigan. AISI provides machine vision solutions for the semiconductor and electronics industries. Consideration paid to AISI was 1,400 shares of ESI stock, of which 1,126 have been issued and the remaining have been reserved for stock options assumed in the acquisition. The merger was accounted for as a pooling-of-interests. Accordingly, all financial statements and footnote data have been restated. The following is a reconciliation of certain restated amounts with amounts previously reported.



                                            SIX MONTHS ENDED NOVEMBER 30,              YEAR ENDED MAY 31,
                                           -------------------------------   --------------------------------------
                                                  1997           1996          1997           1996           1995
                                             ----------      ---------       --------      ---------      ---------

Sales:
  ESI. . . . . . . . . . . . . . . . . .      $  99,746      $  69,957       $150,159       $159,705       $108,215
  Chip Star. . . . . . . . . . . . . . .             --          3,657          9,990          6.605          4,685
  AISI . . . . . . . . . . . . . . . . .         17,245          6,464         19,886         23,129         17,836
                                             ----------      ---------       --------      ---------      ---------
     As restated . . . . . . . . . . . .       $116,991      $  80,078       $180,035       $189,439       $130,736

Net income:
  ESI. . . . . . . . . . . . . . . . . .       $  2,309       $  8,966      $  18,952      $  16,082      $  11,517
  Chip Star. . . . . . . . . . . . . . .             --            730          2,298          1,217            700
  AISI . . . . . . . . . . . . . . . . .          3,748         (3,608)        (1,791)         3,108          2,564
                                             ----------      ---------       --------      ---------      ---------
    As restated. . . . . . . . . . . . .       $  6,057       $  6,088      $  19,459      $  20,407      $  14,781



USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates and such differences could be material to the financial statements.

RECLASSIFICATIONS

     Certain reclassifications have been made in the accompanying supplemental consolidated financial statements for 1996 to conform with the 1997 presentation.

REVENUE RECOGNITION

     The Company generally recognizes revenue at the time of shipment.

PRODUCT WARRANTY

     The Company generally warrants its systems for a period of up to 12 months for material and labor to repair and service the system. A provision for the estimated cost related to warranty is recorded upon shipment.

RESEARCH AND DEVELOPMENT

     Research and development costs are expensed as incurred.

TAXES ON INCOME

     Deferred income taxes have not been provided on unremitted earnings of foreign subsidiaries as the Company believes any U.S. tax on such earnings would be substantially offset by associated foreign tax credits.

NET INCOME PER SHARE

     Net income per share is computed using the weighted average number of common shares and common stock equivalents (stock options) outstanding, if significant.

CASH EQUIVALENTS

     The Company considers all highly liquid investments with a maturity of three months or less at date of purchase to be cash equivalents.

INVENTORIES

     Inventories are principally valued at standard costs which approximate the lower of cost (first-in, first-out) or market. Costs utilized for inventory valuation purposes include material, labor and manufacturing overhead.

DEPRECIATION AND CAPITALIZATION POLICIES

     Depreciation is determined on the declining balance and straight-line methods based on the following useful lives: buildings: 25 to 40 years; building improvements: 5 to 15 years; and machinery and equipment: 3 to 10 years.

     Expenditures for maintenance, repairs and minor improvements are charged to expense. Major improvements and additions are capitalized. When property is sold or retired, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is included in other expense.

FOREIGN CURRENCY TRANSLATION

     The Company accounts for foreign currency translation in accordance with Statement of Financial Accounting Standards No. 52. The total cumulative translation adjustment included in retained earnings is $(4), $429 and $2,025 at May 31, 1997, 1996 and 1995, respectively. Foreign currency transaction losses were $176 and $227 for the years ended May 31, 1997 and 1995, and a gain of $380 for the year ended May 31, 1996. These amounts are included in other expense in the accompanying Supplemental Consolidated Statements of Income.

PROPERTY AND EQUIPMENT

     Major classes of property and equipment consist of the following:

                                              MAY 31,
                                          1997      1996
                                     ---------  ---------

 Land. . . . . . . . . . . . .        $  3,419   $  3,419
 Buildings and improvements. .          13,803     13,342
 Machinery and equipment . . .          28,652     26,925
 Construction in progress. . .             362        622
                                     ---------  ---------
                                       $46,236   $ 44,308
                                     ---------  ---------



LINE OF CREDIT

          The Company has a short-term revolving line of credit with a large foreign bank totaling $7,000. This line expires in September 1998. Management expects to renew the revolver under similar terms or secure alternate financing. At the Company's option, the interest rate is either prime or LIBOR plus 1.25 percent. There were no borrowings outstanding under the line at anytime during fiscal 1997.

     Also, AISI had a line of credit totaling $3,000 with an interest rate set at prime. Additionally, they had a capital lease line totalling $2,000. There were no borrowings outstanding under the line of credit at any time during fiscal 1997 but the lease line had a $374 balance at May 31, 1997. Both the additional line of credit and lease line were canceled as of December 1, 1997.

EMPLOYEE BENEFIT PLANS

     The Company has an employee savings plan under the provisions of section 401(k) of the Internal Revenue Code. The Company contributed $406, $462 and $334 to the plan for the years ended May 31, 1997, 1996 and 1995, respectively.

INCOME TAXES

     The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS
109). Under the liability method specified by SFAS 109, the deferred tax assets and liabilities are determined based on the temporary differences between the financial statement and tax bases of assets and liabilities as measured by the enacted tax rates for the years in which the taxes are expected to be paid.

     The net deferred tax asset as of May 31, 1997 and May 31, 1996 consists of the following tax effects relating to temporary differences and carryforwards:


                                                      MAY 31,
                                                ------------------
                                                    1997     1996
                                                 -------  -------

        Deferred tax assets:
          Inventory valuation. . . . . . . .     $ 2,065  $ 1,629
          Vacation pay . . . . . . . . . . .         695      606
          Warranty costs . . . . . . . . . .         654      502
          Other accrued expenses . . . . . .       1,114      795
                                                 -------  -------
                                                   4,528    3,532
          Tax loss and credit carryforwards.       6,847    7,111
                                                 -------  -------
              Total deferred tax assets. . .      11,375   10,643

        Deferred tax liabilities . . . . . .        (571)    (313)


        Valuation allowance. . . . . . . . .     $(5,796) $(4,846)
                                                 -------  --------
        Net deferred tax asset . . . . . . .     $ 5,008  $ 5,484
                                                 -------  -------



     At May 31, 1997, there were net operating losses, general business and AMT credit carryforwards of $18,162 available for U.S. federal income tax purposes. These losses were acquired as part of the XRL and AISI acquisitions and expire through 2011. These losses and carryforwards are subject to certain limitations caused by the change in ownership of AISI. Accordingly, their utilization in future periods may be severely restricted. Given these limitations, some of these losses may not be realizable, and accordingly, a valuation allowance has been recorded.

The components of income before income taxes and the provision for income taxes are as follows:


                                                                 YEAR ENDED MAY 31,
                                                           -------------------------------
                                                              1997       1996       1995
                                                           ---------  --------   ---------

Income before income taxes:
    Domestic . . . . . . . . . . . . . . . . . . . . .      $26,415    $28,481    $16,459
    Foreign. . . . . . . . . . . . . . . . . . . . . .        4,512      1,637      3,088
                                                           ---------  --------   ---------
                                                            $30,927    $30,118     19,547
                                                           ---------  --------   ---------
Provision for income taxes:
    Current:
      U.S. Federal and State . . . . . . . . . . . . .     $  8,528   $  9,754   $  4,288
      Foreign. . . . . . . . . . . . . . . . . . . . .        1,903        887      1,736
                                                           ---------  --------   ---------
                                                             10,431     10,641      6,024
      Deferred . . . . . . . . . . . . . . . . . . . .          476     (1,470)    (2,326)
      Income tax effect of stock options exercised . .          561        540      1,068
                                                           ---------  --------   ---------
                                                            $11,468   $  9,711     $4,766
                                                           ---------  --------   ---------



    In accordance with SFAS 109, the tax benefit related to stock option exercises has been recorded as an increase to Common Stock rather than a reduction to the provision for income taxes.

    A reconciliation of the provision for income taxes at the federal statutory income tax rate to the provision for income taxes as reported is as follows:



                                                                             YEAR ENDED MAY 31,
                                                                      -------------------------------
                                                                         1997       1996       1995
                                                                      ---------  --------   ---------

    Provision computed at federal statutory rate . . . . . . . .       $10,825    $10,541   $  6,841
    Higher than U.S. tax rates in foreign jurisdictions. . . . .           323        314        753
    Impact of U.S. tax loss and credit carryforwards utilization           546     (1,411)    (1,958)
    Impact of state taxes. . . . . . . . . . . . . . . . . . . .         1,386      1,259        534
    Benefit of foreign sales corporation (FSC) . . . . . . . . .        (1,468)      (137)      (217)
    Other, net . . . . . . . . . . . . . . . . . . . . . . . . .          (144)       545        213
                                                                      ---------   --------  ---------
                                                                       $11,468   $  9,711   $  4,766
                                                                      ---------   --------  ---------



    Consolidated income tax payments amounted to $12,364, $9,042 and $4,800 for the years ended May 31, 1997, 1996 and 1995, respectively.

EARNINGS PER SHARE

    In March 1997, the Financial Accounting Standards Board issued Statement 128, EARNINGS PER SHARE ("SFAS 128"), superseding APB Opinion 15. SFAS 128 is required to be adopted for periods ending after December 15, 1997. When adopted, all prior earnings per share ("EPS") calculations will be restated to conform to SFAS 128. The pro forma effects of applying SFAS 128 to EPS are as follows:


                                             SIX MONTHS ENDED
                                               NOVEMBER 30,                 YEAR ENDED MAY 31,
                                            -------------------      ------------------------------
                                              1997        1996        1997        1996        1995
                                            ------      ------       -----      ------      ------

Primary EPS as reported                      $0.55       $0.58       $1.85       $1.96       $1.58
Effect of SFAS 128                            0.00        0.00        0.00        0.00        0.00
                                            ------      ------       -----      ------      ------
Basic EPS as restated                        $0.55       $0.58       $1.85       $1.96       $1.58
                                            ------      ------       -----      ------      ------
                                            ------      ------       -----      ------      ------

Fully diluted EPS as reported                $0.55       $0.58       $1.85       $1.96       $1.58
Effect of SFAS 128                           (0.02)      (0.02)      (0.05)      (0.06)      (0.04)
                                            ------      ------       -----      ------      ------
Diluted EPS as restated                      $0.53       $0.56       $1.80       $1.90       $1.54
                                            ------      ------       -----      ------      ------
                                            ------      ------       -----      ------      ------



COMMITMENTS AND CONTINGENCIES

     The Company has limited involvement with derivative financial instruments and does not use them for trading purposes. Derivatives are used to manage well defined foreign currency risks: the Company enters into forward exchange contracts to hedge the value of accounts receivable denominated in a foreign currency. Foreign exchange contracts have gains and losses that are recognized at the settlement date. At May 31, 1997 and 1996, the Company had forward exchange contracts totaling $5,470 and $7,460, respectively. These contracts generally mature in less than one year and the counterparty is a large, widely recognized international bank; therefore, risk of credit loss as a result of nonperformance by the bank is minimal. The use of derivatives does not have a significant effect on the Company's results of operations or its financial position.

     The Company leases equipment and office space under operating leases which are non-cancelable and expire on various dates through 2002. The aggregate minimum commitment for rentals under operating leases beyond May 31, 1997 is not significant.

     The Company is a party to various legal proceedings. Management believes that the outcome of such proceedings will not have a material effect on the business, financial position or results of operations of the Company.

SECURITIES AVAILABLE FOR SALE

     The Company accounts for securities in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115). The Company classifies its marketable debt securities as Securities Available for Sale in the accompanying Consolidated Balance Sheets. The fair market value of these securities at May 31, 1997 and 1996 is $27,860 and $18,363, respectively. All of the Company's marketable debt securities are invested in high-credit quality tax advantaged securities with maturities of less than one year from the date of purchase; the amortized cost of these securities approximates fair market value.

     During fiscal 1997 and 1996, proceeds of $32,800 and $29,850, respectively, resulted from the sales or maturities of securities; there were no realized gains or losses associated with these sales or maturities.


SHAREHOLDER RIGHTS PLAN

     In May 1989, the Company adopted a Shareholder Rights Plan and declared a dividend distribution of one Right for each outstanding share of Common Stock, payable to holders of record on June 23, 1989. Under certain conditions, each Right may be exercised to purchase 1/100 of a share of Series A No Par Preferred Stock at a purchase price of $55, subject to adjustment. The Rights are not presently exercisable and will only become exercisable following the occurrence of certain specified events. If these specified events occur, each Right will be adjusted to entitle its holder to receive, upon exercise, Common Stock (or, in certain circumstances, other assets of the Company) having a value equal to two times the exercise price of the Right or each Right will be adjusted to entitle its holder to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right, depending on the circumstances. The Rights expire on May 12, 1999 and may be redeemed by the Company for $0.01 per Right. The Rights do not have voting or dividend rights, and until they become exercisable, have no dilutive effect on the earnings of the Company.

STOCK PLANS

     The Company has stock option and restricted stock grant plans for officers and employees. During fiscal 1997, ESI recorded $475 of compensation expense related to stock grants earned in April 1997. Awards under these plans are determined by the Compensation Committee of the Board of Directors. Stock appreciation rights may be granted in connection with options, although no options have been granted that include stock appreciation rights. Option prices are at fair market value at the date of the grant and all expire ten years from the date of grant.

     The Company has an employee stock purchase plan which allows qualified employees to direct up to 15% of base pay for purchases of stock. The purchase price for shares purchased under the Plan is 85% of the fair market value of stock.

     The Company accounts for its stock option plans and its employee stock purchase plan in accordance with the provisions of the Accounting Principles Board's Opinion No. 25 (APB 25), "Accounting For Stock Issued to Employees." In 1995, the Financial Accounting Standards Board released Statement of Financial Accounting Standard No. 123 (SFAS 123), "Accounting For Stock Based Compensation." SFAS 123 provides an alternative to APB 25 and was effective beginning with the Company's 1996 fiscal year. The Company will continue to account for its employee stock plans in accordance with the provisions of APB
25. Accordingly, the Company has elected to provide pro forma disclosures as required by SFAS 123.

     The Company has computed, for pro forma disclosure purposes, the value of all options granted under the stock option plan to be $14.16 and $11.99 for 1997 and 1996. The pro forma value of options granted under the employee stock purchase plan is immaterial for 1997 and 1996. These computations were made using the Black-Scholes option-pricing model, as prescribed by SFAS 123, with the following weighted average assumptions for grants in 1997 and 1996:




     Risk-free interest rate              7.5%
     Expected dividend yield                0%
     Expected life stock option plan     7 years
     Expected volatility                 48.5%



     The total value of options granted would be amortized on a pro rata basis over the vesting period of the options. Options generally vest equally over four years. If the Company had accounted for these plans in accordance with SFAS 123, the Company's net income and net income per share would have decreased as reflected in the following pro forma amounts:


                                             YEAR ENDED MAY 31,
                                          ---------------------
                                              1997      1996
                                          ---------  ---------
           NET INCOME:
               As reported. . . . . . . .  $19,459   $20,407
               Pro forma. . . . . . . . .   18,693    20,020

           NET INCOME PER SHARE:
               As reported. . . . . . . .  $  1.85   $  1.96
               Pro forma. . . . . . . . .     1.80      1.93


     The following table summarizes activity in stock plans for the years ended May 31, 1997 and 1996:


                                                                        YEAR ENDED MAY 31,
                                                                        -----------------
                                                                    1997                   1996
                                                      -------------------------------------------------
                                                                  WEIGHTED-                WEIGHTED-
                                                                   AVERAGE                  AVERAGE
                                                       SHARES   EXERCISE PRICE  SHARES   EXERCISE PRICE
                                                      -------   --------------  ------   --------------

Options outstanding at beginning of year . . . . .      1,102       $17.53        892       $14.90
   Granted . . . . . . . . . . . . . . . . . . . .        243        25.26        332        20.70
   Exercised . . . . . . . . . . . . . . . . . . .         93        16.47         78         8.68
   Canceled. . . . . . . . . . . . . . . . . . . .         55        20.93         44        20.35
                                                      -------     ---------     ------     ---------
Options outstanding at end of year . . . . . . . .      1,197        19.40      1,102        17.53
                                                      -------     ---------     ------     ---------
Exercisable at end of year . . . . . . . . . . . .        581       $13.89        465       $11.24
                                                      -------     ---------     ------     ---------



     The following table sets forth the exercise price range, number of shares outstanding at May 31, 1997, weighted average remaining contractual life, weighted average exercise price, number of exercisable shares and weighted average exercise price of exercisable options by groups of similar price and grant date:



                       OPTIONS OUTSTANDING                                     OPTIONS EXERCISABLE
----------------------------------------------------------------------   -------------------------------
                                          WEIGHTED-
                                           AVERAGE
                         OUTSTANDING      REMAINING         WEIGHTED-     EXERCISABLE      WEIGHTED-
    RANGE OF                AS OF        CONTRACTUAL         AVERAGE          AS OF         AVERAGE
EXERCISE PRICES         MAY 31, 1997     LIFE (YEARS)    EXERCISE PRICE   MAY 31, 1997   EXERCISE PRICES
-----------------    ----------------  --------------  ----------------  -------------  -----------------

  $  2.63-$9.88             431            4.54              $ 7.29            381         $  6.89
     9.88-18.00             326            8.39               15.92            113           14.69
    18.01-24.00             183            7.96               23.62             75           23.75
    24.01-33.00             243            9.59               28.22              9           32.80
    33.01-39.38              14            8.25               38.36              3           38.36
                          ------         -------            --------         ------       ---------
                          1,197            7.39              $19.40            581         $ 13.89
                          ------         -------            --------         ------       ---------



GEOGRAPHIC REPORTING

     The Company operates in the capital equipment segment of the electronics industry with geographic operations in the United States, Europe and Asia. Transfers between geographic areas are made at prevailing market prices. Operating income is total revenue less operating expenses. In computing operating income, none of the following items have been added or deducted: interest income, other expense or the provision for income taxes. Identifiable assets are those assets of the Company that are identified with the operations in each geographic location. Corporate assets are primarily cash and cash equivalents and securities available for sale.


     Export sales included in United States sales to unaffiliated customers for the years ended May 31, 1997, 1996 and 1995 were as follows:



                                  EUROPE      ASIA      TOTAL
                                 --------    -------   --------

 May 31, 1997 . . . . . . . .      5,208     60,411    65,619
 May 31, 1996 . . . . . . . .      2,543     70,311    72,854
 May 31, 1995 . . . . . . . .      4,065     40,349    44,414



     In fiscal 1997, 1996 and 1995, there were no sales to any one customer in excess of 10% of consolidated net sales.

     The following data represents segment information for the years ending May 31:


                                                                                    ADJUSTMENTS
                                                       UNITED                          AND
         1997                                          STATES     EUROPE     ASIA   ELIMINATIONS   CONSOLIDATED
       -----------------------------------------    ---------   --------   -------- ------------   -------------

       Sales to unaffiliated customers . . . . .     $130,204    $28,872   $ 20,959   $     --       $ 180,035
       Transfers between geographic areas. . . .       35,986         --        427    (36,413)             --
                                                    ---------   --------   --------  ----------     ----------
       Total revenue . . . . . . . . . . . . . .     $166,190    $28,872   $ 21,386   $(36,413)      $ 180,035
                                                    ---------   --------   --------  ----------     ----------
       Operating income. . . . . . . . . . . . .     $ 25,691    $ 2,899   $  1,623   $   (138)      $  30,075
                                                    ---------   --------   --------  ----------     ----------
       Identifiable assets at May 31, 1997 . . .     $106,322    $11,374   $  9,480   $ (8,001)       $119,175
                                                    ---------   --------   --------  ----------
       Corporate assets. . . . . . . . . . . . .                                                        48,175
                                                                                                    ----------
       Total assets at May 31, 1997. . . . . . .                                                      $167,350
                                                                                                    ----------

       1996
       -----------------------------------------
       Sales to unaffiliated customers . . . . .     $148,798    $18,329   $ 22,312   $     --        $189,439
       Transfers between geographic areas. . . .       28,009          8        543    (28,560)             --
                                                    ---------   --------   --------  ----------     ----------
       Total revenue . . . . . . . . . . . . . .     $176,807    $18,337   $ 22,855   $(28,560)       $189,439
                                                    ---------   --------   --------  ----------     ----------
       Operating income (1). . . . . . . . . . .     $ 27,638    $   260   $  1,965   $   (236)       $ 29,627
                                                    ---------   --------   --------  ----------     ----------
       Identifiable assets at May 31, 1996 . . .     $113,699    $ 8,624   $  8,049   $(20,575)       $109,797
                                                    ---------   --------   --------  ----------
       Corporate assets. . . . . . . . . . . . .                                                        38,735
                                                                                                    ----------
       Total assets at May 31, 1996. . . . . . .                                                      $148,532
                                                                                                    ----------
                                 18




       1995
       -----------------------------------------
       Sales to unaffiliated customers . . . . .    $  91,689    $15,869    $23,178   $     --        $130,736
       Transfers between geographic areas. . . .       24,631          9        434    (25,074)             --
                                                    ---------   --------   --------  ----------     ----------
       Total revenue . . . . . . . . . . . . . .    $ 116,320    $15,878    $23,612   $(25,074)       $130,736
                                                    ---------   --------   --------  ----------     ----------
       Operating income. . . . . . . . . . . . .    $  15,286    $   791    $ 2,605   $    248        $ 18,930
                                                    ---------   --------   --------  ----------     ----------
       Identifiable assets at May 31, 1995 . . .    $  95,312    $ 7,994    $10,922   $(19,746)       $ 94,482
                                                    ---------   --------   --------  ----------
       Corporate assets. . . . . . . . . . . . .                                                        28,826
                                                                                                    ----------
       Total assets at May 31, 1995. . . . . . .                                                      $123,308
                                                                                                    ----------



(1) Includes the $6,000 in-process research and development charge associated with the acquisition of XRL, Inc.

ACQUISITIONS

XRL, INC.

     In July 1995, the Company acquired all of the outstanding stock of XRL, Inc., a privately held company based in Canton, Massachusetts. XRL provides capital equipment for semiconductor yield improvement. The purchase consideration consisted of 179 shares of ESI stock. The transaction was accounted for as a purchase.

     In connection with the purchase price allocation, the Company obtained an appraisal of the intangible assets which indicated that substantially all of the acquired intangible assets consisted of research and development projects in process. The development of these projects had not reached technological feasibility and the technology has no alternative future use. In accordance with generally accepted accounting principles, acquired in-process research and development of $6,000 was charged to expense during the quarter ended August 31, 1995 and is reflected in the accompanying Consolidated Statements of Income.

     Pro forma combined income statement data for the years ended May 31, 1996 and 1995 was not materially different from results presented in the accompanying Supplemental Consolidated Statements of Income.

DYNAMOTION CORP.

     In June 1997, ESI acquired all of the equity of Dynamotion/ATI Corp. (Dynamotion), a publicly-held company based in Santa Ana, California.
Dynamotion provides mechanical drilling equipment for printed circuit board manufacturers. The preliminary purchase consideration was $11,950 (347 shares of ESI stock) and assumption of $14,352 of liabilities. The purchase consideration includes the fair market value of all Dynamotion stock options. The purchase price allocation includes $2,229 of goodwill which will be amortized over seven years. The Company is still obtaining certain data related to the acquisition, and accordingly, the purchase price allocation remains open. The transaction was accounted for as a purchase.

     In connection with the purchase price allocation, the Company obtained an appraisal of the intangible assets which indicated that substantially all of the acquired intangible assets consisted of research and development projects in process. The development of these projects had not reached technological feasibility and the technology has no alternative future use. In accordance with generally accepted accounting principles, acquired in-process research and development of $9,000 was charged to expense during the six months ended November 30, 1997. The Company currently believes that the research and development efforts will result in commercially feasible products in the next 24 months at an estimated additional cost of $2,000.

     Pro forma combined income statement data for the years ended May 31, 1997 and 1996 are as follows:


                                                   1997         1996
                                            ------------   ------------

Sales. . . . . . . . . . . . . . . . . . .      $192,673      $202,942
Income from continuing operations. . . . .      $ 13,465      $ 17,021
Net income per share . . . . . . . . . . .      $   1.24      $   1.58




SUPPLEMENTAL QUARTERLY FINANCIAL INFORMATION
(UNAUDITED)



                                              1ST          2ND        3RD          4TH
      YEAR ENDED MAY 31, 1997               QUARTER      QUARTER    QUARTER      QUARTER     TOTAL
      --------------------------------    ---------     --------   --------     --------   ---------

      Net sales. . . . . . . . . . . . .    $39,583      $40,495    $45,764       $54,193   $180,035
      Gross margin . . . . . . . . . . .     22,263       20,912     25,011        27,923     96,109
      Net income . . . . . . . . . . . .      3,861        2,227      6,020         7,341     19,459
      Net income per share . . . . . . .    $  0.37      $  0.21    $  0.57       $  0.70    $  1.85



                                              1ST          2ND        3RD          4TH
      YEAR ENDED MAY 31, 1996               QUARTER      QUARTER    QUARTER      QUARTER     TOTAL
      --------------------------------    ---------     --------   --------     --------   ---------
      Net sales. . . . . . . . . . . . .    $44,439      $50,355    $48,082       $46,563  $189,439
      Gross margin . . . . . . . . . . .     24,273       27,336     25,871        25,894    103,374
      Net income . . . . . . . . . . . .      2,313(1)     6,628      5,992         5,474     20,407
      Net income per share . . . . . . .    $  0.23      $  0.64    $  0.57       $  0.52    $  1.96



(1) Includes the $6,000 in-process research and development charge associated with the acquisition of XRL, Inc.

                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Electro Scientific Industries, Inc.:

     We have audited the accompanying supplemental consolidated balance sheets of Electro Scientific Industries, Inc. (an Oregon corporation) and subsidiaries as of May 31, 1997 and 1996, and the related supplemental consolidated statements of income, shareholders' equity and cash flows for each of the three years in the period ended May 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the supplemental consolidated financial statements referred to above present fairly, in all material respects, the financial position of Electro Scientific Industries, Inc. and subsidiaries as of May 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended May 31, 1997, in conformity with generally accepted accounting principles.



                                        ARTHUR ANDERSEN LLP


Portland, Oregon
January 9, 1998

                           SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  February 13, 1998                ELECTRO SCIENTIFIC INDUSTRIES, INC.

                                        By /s/ Donald R. VanLuvanee
                                          ------------------------------------
                                        Donald R. VanLuvanee
                                        President and Chief Executive Officer





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